UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Winmark Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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___________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 4, 2005

___________________________

TO THE SHAREHOLDERS OF WINMARK CORPORATION

                Notice is hereby given to the holders of the shares of Common Stock of Winmark Corporation that the Annual Meeting of Shareholders of the Company will be held at the Company’s corporate offices, 4200 Dahlberg Drive, Suite 100, Minneapolis, Minnesota on Wednesday, May 4, 2005 at 4:00 p.m. Central Daylight Time, to consider and act upon the following matters:

1.                                       To set the number of members of the Board of Directors at seven.

2.                                       To elect seven directors to serve for a term of one year.

3.                                       To approve the amended and restated the Stock Option Plan for Non-employee Directors.

4.                                       To ratify the appointment of KPMG LLP as independent auditors for the 2005 fiscal year.

5.                                       To transact such other business as may properly come before the meeting or any adjournments thereof.

                Shareholders of record at the close of business on March 9, 2005 will be entitled to vote at the meeting and adjournments of the meeting.

                You are cordially invited to attend the meeting.  Even if you do not plan to attend the meeting, we urge you to sign, date and return the proxy at once in the enclosed envelope.

By the Order of the Board of Directors

/s/ John L. Morgan
John L. Morgan
Chairman and Chief Executive Officer

Dated March 23, 2005

Winmark Corporation

4200 Dahlberg Drive, Suite 100

Minneapolis, Minnesota 55422-4837

Annual Meeting of Shareholders

May 4, 2005

PROXY STATEMENT

GENERAL

                The Annual Meeting of Shareholders of Winmark Corporation (“Company”) will be held on Wednesday, May 4, 2005, at 4:00 p.m., Central Daylight Time, at the Company’s corporate offices, 4200 Dahlberg Drive, Suite 100, Minneapolis, Minnesota, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

                The enclosed proxy is solicited by the Board of Directors of the Company.  Such solicitation is being made by mail and may also be made by directors, officers and regular employees of the Company personally or by telephone.  Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention:  General Counsel, or by appearing in person at the meeting.  Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

                Shares voted as abstentions on any matter (or a “withhold authority” vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter.  If a broker submits a “non-vote” proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.

                All of the expenses involved in preparing, assembling and mailing this proxy statement and the material enclosed herewith will be paid by the Company.  The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock.  This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about March 23, 2005.

OUTSTANDING SHARES AND VOTING RIGHTS

                The Board of Directors of the Company has fixed March 9, 2005, as the record date for determining shareholders entitled to vote at the Annual Meeting.  Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting.  At the close of business on March 9, 2005, 5,964,547 shares of the Company’s Common Stock were issued and outstanding.  The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting.  Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting.  Holders of Common Stock are not entitled to cumulative voting rights.

                Under applicable Minnesota law, approval of the proposal to set the number of directors at seven requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.  The election of the nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

ELECTION OF DIRECTORS

(Proposals #1 and #2)

                At the meeting, the Board of Directors of the Company is to be elected to hold office until the 2006 Annual Meeting or until successors are elected and have qualified.  The Bylaws of the Company provide that the number of directors of the Company shall be fixed by the shareholders, subject to increase by the Board of Directors.  The Nominating Committee recommended to the Board of Directors that the shareholders set the number of directors at seven and elect the nominees named below.

                Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below, unless one or more of such nominees should become unavailable for election, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose.  Each person nominated has agreed to serve if elected, and the Company knows of no reason why any of the listed nominees would be unavailable to serve.

Information Concerning Nominees:

Name and Age	Principal Occupation and Business Experience for Past Five Years

John L. Morgan Age: 63

Mr. Morgan was elected Chairman of the Board and Chief Executive Officer of the Company in March 2000. He was an independent investor/business consultant from April 1999 to February 2000. He was the founder of Winthrop Resources Corporation, a business equipment leasing company, and served as its President from March 1982 through March 1999. In addition, Mr. Morgan is currently a private investor and serves as a member of Rush River Group, LLC.

Stephen M. Briggs Age: 48

Mr. Briggs has been President, Chief Operating Officer and a director of the Company since December 2000. Prior to joining the Company, he served as Senior Vice President (since June 1999) and Vice President of Consumer Coatings Group (from December 1995 to June 1999) of Valspar Corporation, a global leader in the coatings industry.

William D. Dunlap, Jr. Age: 66

Mr. Dunlap was elected a director of the Company in May 2000. He serves as Chairman Emeritus at Campbell Mithun, LLC, an advertising company, since July 2003. He served as Chairman of Campbell Mithun, LLC since May 1995, and served as its Chief Executive Officer from 1982 through 1995.

Jenele C. Grassle Age: 45

Ms. Grassle was elected a director of the Company in January 2001. She serves as Divisional Merchandise Manager, Ready-to-Wear and Cosmetics for ValueVision Media, Inc. since March 2005. From July 2000 to June 2004, Ms. Grassle served as the Vice President/General Merchandise Manager of Merchandising at Wilsons Leather, a leading specialty retailer of men’s and women’s leather apparel and accessories, since July 2000. From September 1988 to March 2000 Ms. Grassle served as Divisional Merchandise Manager for the Target Corporation.

Kirk A. MacKenzie Age: 66

Mr. MacKenzie was elected Vice Chairman and a director of the Company in May 2000.  In addition, he is currently a private investor and serves as a member of Rush River Group, LLC.  From January 1982 to March 1999, Mr. Mackenzie was Executive Vice President of Winthrop Resources Corporation, a business equipment leasing company.

Paul C. Reyelts Age: 58

Mr. Reyelts was elected a director of the Company in May 2000.  He has served as the Senior Vice President of Finance and Chief Financial Officer of the Valspar Corporation, a global leader in the coatings industry, since April 1982.

Mark L. Wilson Age: 56

Mr. Wilson was elected a director of the Company in May 2000.  He currently serves as President of Weisman Enterprises II, Inc., a vending management company.  From 1999 to 2004, he served as President of Weisman Enterprises, Inc. and its affiliates, a vending and small transaction management company.  From November 1974 to December 1998, he was a corporate law and mergers and acquisitions attorney, most recently as the shareholder and officer of the Minneapolis law firm The Wilson Group Limited.  Mr. Wilson was a shareholder in the Minneapolis law firm of Ravich, Kirkman, Wilson, Meyer, Nauen and McGrath from December 1992 to August 1997.

Board Recommendation

                The Board of Directors recommends that the shareholders vote FOR proposal #1 to set the number of members of the Board of Directors at seven and proposal #2 to elect the seven nominees to serve for a one year term.

CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Ethics and Business Conduct

                We have adopted the Winmark Corporation Code of Ethics and Business Conduct (the “Code of Conduct”), that applies to our directors, officers and employees.  The Code of Conduct is publicly available on our web site at www.winmarkcorporation.com.  If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the code of conduct to our directors or executive officers, we will disclose the nature of such amendments or waiver on our web site or in a report on Form 8-K.

Majority of Independent Directors; Committee of Independent Directors

                The Board of Directors has determined that Messrs. Dunlap, Reyelts, Wilson, and Ms. Grassle, constituting a majority of the Board of Directors, are independent directors in accordance with rules of the Nasdaq since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  Messrs. Morgan, Briggs and MacKenzie are precluded from being considered independent by Nasdaq rules since they either currently serve as executive officers of the Company and/or have had a relationship with the Company that preclude them from being deemed independent under Nasdaq rules.

                Each member of the Company’s Audit Committee, Compensation Committee and Nominating Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with Nasdaq rules.

Standing Committees

                The Board of Directors of the Company has three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee.  In February 2004, the Board of Directors approved the New Audit Committee Charter, which is attached as Appendix A to the 2004 Proxy Statement.

Audit Committee

                The Audit Committee provides oversight by reviewing financial reports and other financial information of the Company, reviewing the Company’s systems of internal control regarding finance, accounting, legal compliance and ethics, and reviewing the Company’s auditing, accounting and financial reporting process. The Audit Committee serves as an independent and objective party to monitor the Company’s financial reporting process and internal control system.  The Audit Committee coordinates, reviews and appraises the audit efforts of the Company’s independent accountants.  Further, the Audit Committee communicates directly with the independent accountants, financial and senior management and Board of Directors regarding the matters related to the Committee’s responsibilities and duties.   Paul C. Reyelts is the Audit Committee Financial Expert and Chairperson of the Audit Committee.  The Audit Committee, which consists of Paul C. Reyelts, William D. Dunlap, Jr. and Mark L. Wilson, held meetings or took action in writing five times during fiscal 2004.

Compensation Committee

                The Compensation Committee’s purpose is to assist the Board of Directors in the discharge of its responsibilities relating to (a) fair, reasonable, and competitive compensation practices for executive officers and other key employees of the Company which are consistent with the Company’s objectives; (b) oversight of broad-based employee compensation policies and programs; and (c) fair, reasonable and competitive compensation and benefit programs for the Company’s non-employee directors.  The Compensation Committee, which consists of Paul C. Reyelts, William D. Dunlap, Jr., Jenele C. Grassle and Mark L. Wilson, held one meeting and took action in writing one time in fiscal 2004.  Mark L. Wilson has been appointed the Chairperson of the Compensation Committee.

Nominating Committee

                The purpose of the Nominating Committee is to advise the Board of Directors and provide oversight on matters related to (a) the selection and nomination of Board Members; and (b) the appointment of Board Committee Members.  The Nominating Committee, which consists of Paul C. Reyelts, William D. Dunlap, Jr., Jenele C. Grassle and Mark L. Wilson, was created in December, 2003 and held one meeting and took action in writing one time during fiscal 2004.  Jenele C. Grassle has been appointed Chairperson of the Nominating Committee.  The Nominating Committee Charter is publicly available on our web site at www.winmarkcorporation.com.

                The Company does not have a formal policy with regard to the consideration of director candidates recommended by shareholders since it is the Company’s practice to consider director recommendations from any source. The Board is comprised of a majority of independent directors, which ensures consideration of director candidates from any source based on the criteria set forth below.  Each Nominating Committee member is independent.  The Board will consider director candidates recommended by shareholders according to the following membership criteria.

Board Membership Criteria

In selecting the new directors, the Committee shall consider any requirements of applicable law or listing standards, a candidate’s strength of character, judgement, business experience and specific area of expertise, factors relating to compensation of the Board, principles of diversity and such other factors as the Committee shall deem important.

The Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation.

Shareholder Nomination of Directors

A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Secretary of the Company at the address below.  Notice of a recommendation must include:

with respect to the shareholder:

-               name, address, the class and number of shares such shareholder owns;

with respect to the nominee:

-               name, age, business address, residence address,

-               current principal occupation,

-               five year employment history with employer names and a description of the employer’s business,

-               the number of shares beneficially owned by the nominee,

-               whether such nominee can read and understand basic financial statements, and

-               Board membership, if any.

The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.  The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

Meeting Attendance

                During fiscal 2004, the Board of Directors of the Company held meetings or took action eleven times.  All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

                The Company has not adopted a formal policy with regard to board members’ attendance at annual meetings of shareholders, however, all directors are encouraged to attend such meetings.  All of the directors attended the Annual Meeting of Shareholders last year.

Shareholders Communications

                Shareholders may communicate directly with the Board of Directors.  All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors.  If no director is specified, the communication will be forwarded to the entire Board.  Shareholder communications to the Board should be sent to:

Corporate Secretary

Attention:  Board of Directors

4200 Dahlberg Drive, Suite 100

Minneapolis, Minnesota 55422-4837

Director Compensation

                Pursuant to the terms of the Company’s Stock Option Plan for Non-employee Directors, non-employee directors of the Company are automatically granted an option to purchase 25,000 common shares upon the initial election as a director.  Pursuant to this Plan, William D. Dunlap, Jr., Kirk A. MacKenzie, Paul C. Reyelts and Mark L. Wilson were each granted an option to purchase 25,000 common shares at an exercise price of $6.50 per share on May 3, 2000.  Also pursuant to this Plan, Jenele C. Grassle was granted an option to purchase 25,000 common shares at an exercise price of $4.25 per share on January 2, 2001.  These options vest 20% per year and expire at the end of six years. Beginning in 2004, each non-employee director of the Company will receive a $10,000 annual retainer, $500 for each Board and committee meeting attended, and an annual option grant to purchase 2,000 shares of the Company’s common stock.  In addition, the Lead Director and Vice Chair each receive $2,000 annually.

AUDIT COMMITTEE REPORT

                The Board of Directors maintains an Audit Committee comprised of three of the Company’s independent directors.  The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(15).

                In accordance with its written charter adopted by the Board of Directors, (attached as Appendix A to the Proxy Statement filed in connection with the Company’s 2005 Annual Meeting) the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company.  In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)                                  reviewed and discussed with management the Company’s consolidated audited financial statements as of and for the year ended December 25, 2004; and

(2)                                  discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board, and has discussed with the auditors the auditor’s independence; and has discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2004, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:

William D. Dunlap, Jr.

Paul C. Reyelts

Mark L. Wilson

EXECUTIVE OFFICERS

                The other executive officers of the Company are as follows:

NAME	AGE	POSITION

John L. Morgan	63	Director, Chairman and Chief Executive Officer
Stephen M. Briggs	48	Director, President and Chief Operating Officer
Brett D. Heffes	37	Chief Financial Officer and Treasurer
Mark T. Hooley	38	Vice President and General Counsel
Rebecca J. Geyer	39	Vice President of Franchise Management
Steven A. Murphy	39	Vice President of Franchise Management

John L. Morgan was elected Chairman of the Board and Chief Executive Officer of the Company in March 2000.  He was an independent investor/business consultant from April 1999 to February 2000.  He was the founder of Winthrop Resources Corporation, a business equipment leasing company, and served as its President from March 1982 through March 1999.  In addition, Mr. Morgan is currently a private investor and serves as a member of Rush River Group, LLC.

Stephen M. Briggs has been President, Chief Operating Officer and a director of the Company since December 2000.  Prior to joining the Company, he served as Senior Vice President (since June 1999) and Vice President of Consumer Coatings Group (from December 1995 to June 1999) of Valspar Corporation, a global leader in the coatings industry.

Brett D. Heffes has served as Chief Financial Officer and Treasurer of the Company since November 2002.  From April, 2002 until May, 2002, Mr. Heffes was Chief Financial Officer of Gearworks, Inc., a developer and marketer of wireless software.  From July 2000 until March 2002, Mr. Heffes was Chief Financial Officer of Applied Epi, Inc. (now a division of Veeco Instruments, Inc.), a developer and manufacturer of process equipment for compound semiconductor devices.  From January 1998 to July 2000, Mr. Heffes had a number of positions, most recently Vice President-Corporate Development and Treasurer, with Department 56, Inc., a designer and marketer of giftware and collectibles. Mr. Heffes is a director for the J. Jill Group, Inc.

Mark T. Hooley has served as Vice President and General Counsel of the Company since May 2000.  Mr. Hooley is also President of Winmark Business Solutions, Inc., the Company’s subsidiary engaged in the small-ticket leasing business.  From July 1999 to May 2000 Mr. Hooley served as an attorney with the Minneapolis law firm of Briggs & Morgan, P.A.  Mr. Hooley was an attorney with the Minneapolis law firm of Mackall, Crounse & Moore, P.L.C. from November 1993 to July 1999.  Mr. Hooley is the son-in-law of John L. Morgan, Chairman and CEO of the Company.

Rebecca J. Geyer has served as Vice President of Franchise Management of the Company since December 2003 and remains responsible for the Plato’s Closet® brand.  Ms. Geyer served as Director of the Once Upon A Child® & Plato’s Closet® brands of the Company from May 2000 to December 2003.  Ms. Geyer served as General Manager of Once Upon A Child® from January 1999 to May 2000 and as General Manager of Plato’s Closet® from September 1999 to May 2000.  From September 1997 to January 1999 Ms. Geyer served as Senior Manager of Operations and Marketing for Once Upon A Child®.  Ms. Geyer served as Manager of Field Operations from October 1994 to September 1997.  She joined the Company in September 1993 in the position of Field Operations Manager.

Steven A. Murphy has served as Vice President of Franchise Management of the Company since December 2003 and remains primarily responsible for the Play It Again Sports® brand.  Mr. Murphy has served as Director of Play It Again Sports® brand of the Company from April 2002 to December 2003.  Mr. Murphy served as Director of Marketing and Sales from September 2001 to April 2002. Prior to joining the Company, Mr. Murphy was Vice President of Marketing, e-Commerce and Business Development at Lids Corporation, a specialty retailer, located in Westwood, Massachusetts.  From June 1997 until June 2000, he was Vice President New Business Development of Cyrk, Inc., a promotional marketing agency, located in Gloucester, Massachusetts.

                The term of office of each executive officer continues until terminated by the Company.

                There are no arrangements or understandings among any of the executive officers of the Company and any other person (not an officer or director of the Company) pursuant to which any of the executive officers were selected as an officer of the Company.

EXECUTIVE COMPENSATION

                The following table sets forth certain information regarding compensation earned or awarded during each of the last three fiscal years to the Company’s Chief Executive Officer and each other executive officer (the “Named Executive Officers”) who received total salary and bonus compensation in excess of $100,000 for fiscal 2004:

Summary Compensation Table

Annual Compensation ($)

Name and Principal Position	Fiscal Year	Salary	Bonus	Long-Term Compensation	All Other Compensation
				Securities Underlying Options (#)

John L. Morgan	2004	$100,000	—	—	$3,750	(1)
Chairman of the Board	2003	$100,000	—	—	$3,750	(1)
and Chief Executive Officer	2002	100,000	—	—	4,000	(1)

Stephen M. Briggs	2004	$295,000	$100,000	20,000	$17,100	(1)
President and	2003	289,615	$108,750	20,000	6,750	(1)
Chief Operating Officer	2002	275,000	103,125	20,000	7,000	(1)

Mark T. Hooley	2004	$165,000	$56,000	15,000	$4,558	(1)
Vice President	2003	165,000	61,875	15,000	3,467	(1)
and General Counsel	2002	139,615	52,500	15,000	6,853	(1)

Brett D. Heffes	2004	$165,000	$56,000	15,000	$6,900	(1)
Chief Financial Officer	2003	165,000	79,200	15,000	1,131	(1)
and Treasurer	2002	22,212(2)	13,750	45,000	—

Steven A. Murphy	2004	$137,993	$35,000	10,000	$5,902	(1)
Vice President of	2003	134,808	33,750	10,000	6,201	(1)
Franchise Management	2002	140,096	46,875	10,000	2,610	(1)

Rebecca J. Geyer	2004	$137,993	$41,000	10,000	$6,044	(1)
Vice President of	2003	134,615	38,475	10,000	5,798	(1)
Franchise Management	2002	115,192	33,638	10,000	5,731	(1)

(1)                                  Consists of 401(k) Company matching contributions and profit sharing.

(2)                                  Began employment with the Company in November 2002.

Options Granted During Fiscal 2004

                The following table provides information relating to options granted to the Named Executive Officers during the Company’s 2004 fiscal year:

Name	Number of Securities Underlying Options/SARs Granted (#) (1)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5% ($)	10% ($)

John L. Morgan	—	—	—	—	—	—
Stephen M. Briggs	20,000	26.7	26.05	12/9/14	327,654	830,340
Mark T. Hooley	15,000	20.0	26.05	12/9/14	245,741	622,755
Brett D. Heffes	15,000	20.0	26.05	12/9/14	245,741	622,755
Rebecca J. Geyer	10,000	13.3	26.05	12/9/14	163,827	415,170
Steven A. Murphy	10,000	13.3	26.05	12/9/14	163,827	415,170

(1)                                  The number indicated is the number of common shares that can be acquired upon exercise of the option.  The Company has not granted any stock appreciation rights.  Each option is non-transferable and provides for forfeiture of any unvested portion upon termination of employment.

(2)                                  The assumed 5% and 10% annual rates of appreciation are hypothetical rates selected by the Securities and Exchange Commission and are not intended to, and do not, forecast or assume actual future stock prices.

(3)                                  This option becomes exercisable in four installments of 25% per year commencing on the first anniversary of the grant date: 12/9/05.  This option is a qualified stock option to the extent allowable under the Internal Revenue Code.

Aggregated Option Exercises During Fiscal 2004 and Fiscal Year-End Option Values

                Options for 258,990 shares were exercised by the Named Executive Officers during fiscal 2004.  The following table provides information relating to the number and value of options held by Named Executive Officers at fiscal year-end.  The Company does not have any outstanding stock appreciation rights.

Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Unexercised Options at December 31, 2004 (#)		Value of Unexercised In-the-Money Options at December 31, 2004 (#) (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

John L. Morgan	240,000	6,218,840	—	120,000	—	2,550,120
Stephen M. Briggs	0	0	202,500	57,500	3,951,953	483,183
Mark T. Hooley	0	0	50,000	40,000	920,888	327,903
Brett D. Heffes	0	0	26,250	48,750	397,001	460,024
Rebecca J. Geyer	18,990	466,080	30,000	30,000	543,255	290,605
Steven A. Murphy	0	0	26,250	28,750	421,114	249,891

(1)           Options are “in-the-money” if the fair market value of the underlying shares at fiscal year-end is greater than the exercise price.  The amounts set forth represent the difference between the fair market value of the common shares on December 23, 2004 ($26.251 per share) and the option exercise price multiplied by the number of shares subject to the option.

Securities Authorized for Issuance Under Equity Compensation Plans

                The following information reflects certain information about our equity compensation plans as of December 25, 2004:

	Equity Compensation Plan Information

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)

Equity compensation plans approved by security holders	695,000	$10.98	210,000

Equity compensation plans not approved by security holders (1) (2)	320,000	5.63	—

TOTAL	1,015,000	$9.29	210,000

(1)  On March 22, 2000, the Board of Directors granted John L. Morgan, Chairman and CEO, a non-qualified option to purchase 600,000 shares of the Company’s common stock at an exercise price of $5 per share. The shares vest over five years, 20% per year and began vesting on March 22, 2001. This Option will expire on March 22, 2006 if unexercised.  At December 25, 2004, Mr. Morgan had purchased 480,000 shares under such option.

(2)  On March 22, 2000, Sheldon Fleck, a former consultant to the Company, was granted a warrant to purchase 200,000 shares of common stock at an exercise price of $6 per share. This option will expire on March 22, 2008 if unexercised. Such warrant remains unexercised.

Certain Relationships and Related Transactions

                There are no transactions that occurred since the beginning of the Company’s last fiscal year, or proposed transactions, to which the Company was or is to be a party, in which the directors, executive officers, nominees for directors, beneficial shareholders or any immediate family member to the foregoing persons have a direct or indirect material interest.

Employment Agreements

The Company entered into an employment agreement with John L. Morgan, CEO, in March 2000.  The Company amended the agreement in February 2001 increasing Mr. Morgan’s base salary from $50,000 to $100,000.  The agreement continues in effect until terminated.  Mr. Morgan is entitled to a bonus determined by the Compensation Committee.  In connection with this agreement, Mr. Morgan was granted an option to purchase 600,000 shares of common stock at an exercise price of $5.00 per share in March of 2000.  As of March 22, 2005, the option has fully vested.

                No other key executives have an employment agreement with the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

                Section 16(a) of the 1934 Act requires the Company’s directors, executive officers, and persons who own more than ten percent of the Common Stock of the Company, to file with the Securities and Exchange Commission (“Commission”) initial reports of beneficial ownership and reports of changes in beneficial ownership of common shares of the Company.  Directors, officers and greater than ten percent shareholders are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file.  Except as set forth below, to the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 25, 2004, all Form 3, Form 4 and Form 5 filing requirements of the Company’s directors, executive officers and persons who own more than ten percent of the Common Stock of the Company were met except as follows:  The following individuals each filed one Form 4 late in December 2004 to report one transaction, a stock option grant: Stephen M. Briggs, Rebecca J. Geyer, Brett D. Heffes, Mark T. Hooley, Steven A. Murphy, William D. Dunlap, Jenele Grassle, Kirk A. MacKenzie, Paul C. Reyelts and Mark L. Wilson.  Ms. Grassle also filed a Form 4 late in August 2004 to report a stock option grant.

COMPENSATION COMMITTEE REPORT

                Compensation Committee.  The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of executive officers, key employees and non-employee directors of the Company and oversee broad-based employee compensation policies.  The Committee’s policy is to insure that compensation programs contribute directly to the success of the Company including enhanced share value.  The Compensation Committee is comprised of four members of the Board of Directors, none of whom is an employee of the Company.

                Executive Compensation Policies and Programs. The Company’s executive compensation programs are designed to attract and retain qualified executives and to motivate them to maximize shareholder investment by achieving strategic Company goals.  There are three basic components to the Company’s executive compensation program:  base pay, annual incentive bonus and long-term, equity-based incentive compensation in the form of stock options.  Each component is established in light of individual and Company performance, comparable compensation programs in the Minneapolis/Saint Paul metropolitan area, equity among employees and cost effectiveness.

                Base Pay.  Base pay is designed to be competitive, although conservative, as compared to salary levels for equivalent positions at comparable companies in the Minneapolis/Saint Paul metropolitan area.  The executive’s actual salary within this competitive framework depends on the individual’s performance, responsibilities, experience, leadership and potential future contribution.  The salary of all executive officers is set annually by the Compensation Committee after considering recommendations by the CEO.

                Annual Incentive Bonus.  In addition to base pay, each executive is eligible to receive an annual cash bonus.  For fiscal 2004, the bonus for executives was, depending on the executive, based on the amount of royalties collected by the Company from its franchising operations, the Company’s earnings and specific job performance criteria. The Committee believes that it is not in the best interests of the Company to identify the specific financial performance measures.

                Long-Term, Equity-Based Incentive Compensation. Under the current program, long-term incentive compensation consists of stock options that generally do not fully vest until after four years.  Generally, stock options are awarded with an exercise price equal to the fair market value of the Company’s common shares on the date of grant.  Accordingly, the executive is rewarded only if the shareholders receive the benefit of appreciation in the price of the Common Stock.

                Because long-term options vest over time, the Company periodically grants new options to provide continuing incentives for future performance. Each executive’s annual grants are based upon the individual’s performance, responsibilities, experience, leadership and potential future contribution and any other factors deemed relevant by the Committee and based on the CEO’s recommendations.

                Stock options are designed to align the interests of the Company’s executives with those of shareholders by encouraging executives to enhance the value of the Company and, hence, the price of the Common Stock and the shareholders’  investment.  In addition, through deferred vesting, this component of the compensation system is designed to create an incentive for the executive to remain with the Company.

                Limits On Deductible Compensation Payable To Executive Officers.  The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended (the “Code”) limiting corporate deductions to $1,000,000 for certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies.  The Company does not believe it will pay “compensation” within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future.  Therefore, the Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.

                Employee Compensation Policies and Programs.   The Compensation Committee administers and makes recommendations to the Board of Directors regarding any proposed changes to the terms of the Company’s equity-based compensation plans

                Director Compensation.  The Compensation Committee reviews and approves the overall compensation and benefit programs for non-employee directors to ensure that compensation and benefit plans for non-employee directors are reasonable and are competitive with similar programs for non-employee directors at similar companies.

                Annual Reviews.  Each year the Compensation Committee reviews the executive compensation polices and programs, the general employee compensation policies and programs and Director compensation and benefits and determines what changes, if any, are appropriate for the following year.  In addition, the Committee reviews the individual performance of the Chief Executive Officer.

                Compensation Committee Interlocks.  No interlocking relationship exists among members of the Company’s Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other Company.

                The foregoing report is submitted by Paul C. Reyelts, William D. Dunlap, Jr., Mark L. Wilson and Jenele Grassle, the members of the Compensation Committee.

Stock Performance Graph

                Shown below is a line graph comparing the yearly dollar change in the cumulative total shareholder return on the Company’s Common Stock as against the cumulative total return of the Nasdaq Total Return Index and the Nasdaq Retail Stock Index.  The graph and table assume the investment of $100 on December 26, 1998 in the Company’s Common Stock and in the Nasdaq Total Return Index and the Nasdaq Retail Stock Index.

Comparison of Cumulative Total Return

Since December 25, 1999

	12/99	12/00	12/01	12/02	12/03	12/04
Winmark	$100.0000	$119.3548	$285.6774	$259.3548	$500.3871	$677.4452
Nasdaq (US)	100.0000	61.8311	50.0015	34.2491	49.9972	54.7964
Nasdaq Retail	100.0000	61.9863	86.6227	72.2891	99.7178	127.2886

STOCK OPTION PLAN

FOR NON-EMPLOYEE DIRECTORS

(AS AMENDED AND RESTATED)

 (Proposal #3)

General

                The Board of Directors has approved, subject to shareholder approval, the Winmark Corporation Stock Option Plan for Non-employee Directors, as amended and restated (the “Plan”).   Currently, there are 200,000 shares reserved under the Plan of which 135,000 shares are issued and outstanding.

                The Plan will give the Company greater flexibility in issuing annual option grants to non-employee directors, permit the Company to issue grants to non-employee directors of Winmark subsidiaries and update the Plan’s provisions to reflect current law.

                A general description of the Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the General Counsel of the Company.

Description of the Plan

                Purpose.  The purpose of the Plan is to attract, reward and retain highly qualified non-employee directors and to increase their proprietary interest in the Company’s success and retain qualified officers and other employees and consultants by furnishing them an incentive to promote the success of the Company.

                Eligibility.  The Plan provides that each director who is not also an employee of the Company will receive an option to purchase 25,000 common shares at the beginning of that director’s first term for the Company.  Each current non-employee director/nominee has received his or her initial grant to purchase 25,000 shares.  The Plan allows the Company to issue annual option grants non-employee directors of the Company and its affiliates.  The exercise price of all options under the Plan is equal to the fair market value on the date of grant.

                Options.  Each option granted under the Plan vests and becomes exercisable in five equal annual increments beginning one year after the date of grant.  Except upon a “change of control” as defined in the Plan, any unvested portion of an option is forfeited upon the holders termination as a non-employee director.  In the event of a change in control, all options under the Plan become fully exercisable.  The vested portion of an option may be exercised for a term ending on the earlier of the date that is five years from the date of vesting of the first increment or that is 30 days following the last day the holder served as a non-employee director.  In the event that a non-employee director shall cease to be a director, such director shall have the right to exercise any options, to the extent exercisable on the date of termination and in no event later than the expiration of the stated terms, for a period of 90 days after termination if such termination was due to death, for the remainder of the option term if such termination was due to disability and for a period of 30 days after termination for any such reason.  No option granted under the Plan is transferable, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by applicable laws.

                In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, or other change in corporate structure affecting the share, such substitution or adjustment will be made as may be determined to be appropriate by the Board to prevent dilution or enlargement of the option rights under the Plan.

                Administration.  Options under the Plan may be exercised, by delivering to the company at its offices, written notice of the election to exercise and the number of shares subject to such exercise, together with payment in full of the exercise price.  Payment of the exercise price shall be made by cash of certified bank check or delivery of Company shares owned by the holder with a fair market value equal to the exercise price.  Unless otherwise determined by the Board of Directors, tax-withholding obligations may be settled with common shares owned by the option holder.

                Amendment.  The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan; provided however, that no action of the Board of Directors or any committee may (i) materially increase the number of shares subject to the Plan; (ii) change the designation of the class of non-employee directors eligible to receive options; (iii) decrease the price at which the options may be granted; or (iv) materially increase the benefits accruing to Optionees under the Plan unless such revision or amendment is approved by the shareholders of the Company.

                Plan Benefits. Except for the initial grants, future grants of options are subject to the discretion of the Board and, therefore, cannot be determined at this time. The table below shows the total number of shares underlying options that have been granted under the Plan as of March 9, 2005 to the Named Executive Officers and the groups set forth.

Name and Position/Group	Shares of Common Stock Underlying Awards Received (1)

William D. Dunlap	29,000
Jenele C. Grassle	29,000
Kirk A. MacKenzie	29,000
Paul C. Reyelts	29,000
Mark L. Wilson	29,000
Current Executive Officers as a Group (0 persons)	0
Current Directors who are not Executive Officers as a Group (5 persons)	145,000
Current Employees who are not Executive Officers or Directors as a Group (0 persons)	0

(1)  Includes options granted which are currently outstanding or have been exercised or have vested, as the case may be.

                Federal Income Tax Consequences.  The options granted under the Plan are not intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code.  At the time an option is granted, no income will be realized by the optionee, and no deduction will be allowable to the Company.  Upon the exercise of the option, the excess of the fair market value of the shares acquired on the date of exercise over the exercise priced paid will be ordinary income to the optionee and deductible by the Company, to the extent such amount satisfies the general rules concerning deductibility of compensation.

Board of Directors Recommendation

The Board of Directors recommends that the shareholders vote FOR proposal #3 to approve the Company’s Stock Option Plan for Non-employee Directors, as amended and restated.

RATIFICATION OF INDEPENDENT AUDITORS

(Proposal #4)

General

The Audit Committee has the authority to appoint and discharge the Company’s independent auditors and has chosen to retain KPMG LLP to serve as independent auditors for the Company for fiscal year 2005.  The Board is submitting such appointment of KPMG LLP to the shareholders for ratification.  KPMG LLP has served as the Company’s independent auditors since June 20, 2002.  If the appointment is not ratified, the Board of Directors will require the Audit Committee to reconsider its selection.  Representatives from KPMG LLP will be present at the meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees billed and to be billed to the Company by KPMG LLP for professional services rendered for 2004 and 2003 fiscal years:

Fee Category	Fiscal 2004 Fees	Fiscal 2003 Fees
Audit Fees	$170,000	$101,000
Audit-Related Fees	21,000	16,600
Tax Fees	28,025	30,775
All Other Fees	1,500	1,350
Total Fees	$220,525	$124,725

Audit Fees.  Consists of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”  These services primarily consist of employee benefit plan audits, accounting consolidations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees.  Consists of fees billed for professional services for tax compliance, tax advice and tax planning.  These services primarily consist of assistance regarding federal, state and international tax compliance services.

Pursuant to its Audit Committee Charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent auditors or any other auditing or accounting firm.

Board Recommendation

The Board of Directors recommends that the shareholders vote FOR proposal #4 to ratify KPMG LLP as the independent auditors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS

AND EXECUTIVE OFFICERS

Security Ownership

                The following table sets forth the number of shares of Common Stock beneficially owned by (i) each person known by the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each Named Executive Officer in the Summary Compensation Table, (iii) each director of the Company, (iv) each director nominee and (v) all directors and executive officers as a group.  All persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned, unless otherwise noted.  The number of shares listed is as of March 9, 2005, unless otherwise noted.

Name and Address	Number of Shares Beneficially Owned		Percent of Outstanding Shares

John L. Morgan 4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422	1,623,619	(1)(2)	26.7%

Kirk A. MacKenzie 10400 Viking Drive, Suite 160 Eden Prairie, MN 55344	615,000	(1)(3)	10.3%

Paul C. Reyelts	26,000	(3)	*
William D. Dunlap, Jr.	25,000	(4)	*
Mark L. Wilson	27,500	(3)	*
Jenele C. Grassle	20,000	(5)	*

Stephen M. Briggs	263,761	(6)	4.3%
Brett D. Heffes	28,078	(7)
Mark T. Hooley	56,015	(8)	*
Rebecca J. Geyer	52,890	(9)	*
Steven A. Murphy	26,927	(7)	*

Rush River Group, LLC 4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422	420,000		7.0%

Jack A. Norqual 4200 Dahlberg Drive, Suite 100 Minneapolis, MN 55422	604,367	(1)	10.1%

K. Jeffrey Dahlberg 1040 High Lake View Colorado Springs, CO 80906	785,046	(10)	13.2%

Ronald G. Olson 1630 North Ridge Drive Wayzata, MN 55391	1,068,368	(11)	17.9%

Sheldon T. Fleck 5720 Smetana Drive Minnetonka, MN 55343	675,000	(12)	11.0%

All directors and current executive officers as a group 11 persons)	2,344,790	(13)	35.9%

*                                         Less than 1%

(1)                                  Includes 420,000 held by Rush River Group, LLC, in which Mr. Morgan, Mr. McKenzie and Mr. Norqual each own one-third of the equity interest and which shares are reported as beneficially owned by Mr. Morgan, Mr. MacKenzie, Mr. Norqual and Rush River Group, LLC.  Mr. Morgan, Mr. MacKenzie and Mr. Norqual share voting power and dispositive power with respect to the securities owned by Rush River Group, LLC and, along with Rush River Group, LLC, file as a group pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934.

(2)                                  Includes 20,000 shares held by Mr. Morgan’s wife, for which he disclaims beneficially ownership, and 120,000 shares which are not outstanding, but may be acquired within 60 days through the exercise of a stock option.

(3)                                  Includes 25,000 shares which are not outstanding, but may be acquired within 60 days through the exercise of a stock option.

(4)                                  Includes 15,000 shares which are not outstanding, but may be acquired within 60 days through the exercise of stock options.

(5)                                  Includes 20,000 shares which are not outstanding, but may be acquired within 60 days through the exercise of a stock option.

(6)                                  Includes 202,000 shares which are not outstanding, but may be acquired within 60 days through the exercise of stock options.

(7)                                  Includes 26,250 shares which are not outstanding, but may be acquired within 60 days through the exercise of stock options.

(8)                                  Includes 52,500 shares which are not outstanding, but may be acquired within 60 days through the exercise of stock options.

(9)                                  Includes 35,000 shares which may be acquired within 60 days through the exercise of stock options.

(10)                            As disclosed in Mr. Dahlberg’s Form 4 filed on February 4, 2005.  Includes 225,000 shares held in trust for minor children.

(11)                            As disclosed in Mr. Olson’s Form 4 filed on January 31, 2005.  Includes 45,800 shares held in trust for his children and 1,500 shares held by Mr. Olson’s wife.  Mr. Olson disclaims beneficial ownership of these shares.

(12)                            As disclosed in Mr. Fleck’s Form 4 filed on January 9, 2001.  Includes warrant to purchase 200,000 shares.

(13)                            Includes 572,500 shares which may be acquired within 60 days by all directors and executive officer as a group through the exercise of stock options.

SHAREHOLDER PROPOSALS

                Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2006 Annual Meeting must be received by the Company by November 21, 2005.  The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.  Stockholders who intend to present a proposal at the 2005 Annual Meeting without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than February 4, 2006.  If any matters properly come before our 2006 Annual Meeting, but we did not receive notice of it prior to February 5, 2005, the persons named in our proxy card for that Annual Meeting will have the discretion to vote the proxies on such matters in accordance with their best judgment.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE COMPANY’S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 25, 2004 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT.  NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL.  THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S).  ANY REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF THE COMPANY’S COMMON STOCK ON MARCH 9, 2005, THE RECORD DATE FOR THE 2005 ANNUAL MEETING, AND SHOULD BE DIRECTED TO MARK T. HOOLEY, VICE PRESIDENT AND GENERAL COUNSEL, AT THE COMPANY’S PRINCIPAL ADDRESS.

OTHER BUSINESS

                The Board of Directors knows of no other matters to be presented at the meeting.  In the event any other business is presented at the meeting, the persons named in the enclosed proxy will have authority to vote on that business in accordance with their judgment.

By the Order of the Board of Directors

/s/ John L. Morgan
John L. Morgan
Chairman and Chief Executive Officer

APPENDIX A

WINMARK CORPORATION

STOCK OPTION PLAN

FOR NONEMPLOYEE DIRECTORS

(As Amended and Restated Through February 10, 2005)

1.             Purpose.  This Stock Option Plan (“Plan”) for Winmark Corporation, a Minnesota corporation (“Company”), is intended (a) to advance the interests of the Company by providing nonemployee members of the Board of Directors with additional incentive to promote the success of the Company’s business; (b) to increase the proprietary interest of the nonemployee directors in the success of the Company; and (c) to attract, reward, and retain highly qualified individuals as nonemployee directors of the Company.

2.             Definitions.  In addition to definitions that may be contained elsewhere herein, for purposes of this Plan and option agreements entered into pursuant hereto, the following terms are defined as follows:

(a)           “Affiliate” shall mean a Parent or Subsidiary of the Company.

(b)           “Board” means the Board of Directors of the Company.

(c)           “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(d)           “Committee” means the Committee referred to in Section 3 of the Plan.

(e)           “Disability” means disability as determined under procedures established by the Committee for purposes of this Plan or as defined in Section 22(e)(3) of the Code.

(f)            “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(g)           “Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion, pursuant to the Company’s By-Laws.

(h)           “Option” or “Stock Option” means a nonqualified stock option granted pursuant to Section 5 below.

(i)            “Option Agreement” means any written agreement, contract, or other instrument or document evidencing any Option granted hereunder and signed by both the Company and the Participant.

(j)            “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

(k)           “Participant” means any person entitled to participate in this Plan as set forth in Section 4 hereof.

(l)            The “Plan” means the Winmark Corporation Stock Option Plan for Nonemployee Directors, as amended hereafter from time to time, including the form of Option Agreement as modified by the Committee from time to time.

(m)          “Stock” means the Common Stock, no par value per share, of the Company.

(n)           A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

(o)           “Subsidiary Board” shall mean the board of directors of any Subsidiary of the Company.

3.             Administration.  The Plan will be administered by the Company’s Compensation Committee (“Committee”).   Stock Options under the Plan will be granted pursuant to Section 5.  The Committee will have full authority to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as it deems desirable, and to make all other determinations necessary or appropriate for the administration of the Plan.  Such determinations will be final and binding upon all persons having an interest in the Plan.

4.             Eligibility.  Options will be granted only to persons who at the time of the grant are members of the Board and who are not otherwise employees of the Company or any Affiliate of the Company (“Nonemployee Director” or “Nonemployee Directors”).

5.             Options.

(a)           Initial and Annual Grants.

                (i)            Pursuant to this Plan, each person elected to serve as a Nonemployee Director of the Board will be granted an Option to purchase Twenty-Five Thousand (25,000) shares of Stock (the “Initial Option”).  Except as otherwise provided herein, each such Initial Option:  (i) will be granted to the Participant by the Board at the meeting coinciding with or immediately following the Participant’s election; (ii) will be subject to all terms of this Plan; and (iii) will vest and become exercisable in five equal annual increments, beginning on the first anniversary of the date of the grant of the Initial Option; provided, in each instance, that the Participant has continuously served as a Nonemployee Director until such date, and if not, such Initial Option or any nonvested portion thereof will be forfeited in its entirety.  Each such vested Initial Option will remain exercisable for a term ending on the earlier of the date that is five years from the date of vesting of the first increment or that is thirty days following the last day on which the Participant served as a Nonemployee Director.

                (ii)           Each Participant may be entitled to the grant of an annual Option to purchase that number of shares of Stock as determined by the Committee (the “Annual Option”).  Except as otherwise provided herein, each such Annual Option:  (i) will be granted to the Participant by the Board at the meeting coinciding with or immediately following the Participant’s election or re-election; (ii) will be subject to all terms of this Plan; and (iii) will vest and become exercisable in five equal annual increments, beginning on the first anniversary of the date of the grant of the Annual Option; provided, in each instance, that the Participant has continuously served as a Nonemployee Director until such date, and if not, such Annual Option or any nonvested portion thereof will be forfeited in its entirety.  Each such vested Annual Option will remain exercisable for a term ending on the earlier of the date that is five years from the date of vesting of the first increment or that is thirty days following the last day on which the Participant served as a Nonemployee Director.

(b)           Exercise Price.  The exercise price per share of Stock purchasable under an Option granted pursuant to Section 5(a) will be the Fair Market Value on the day the Option is granted to the Participant.

(c)           Method of Exercise.  Stock Options may be exercised in whole or in part at any time during the term of the Option, as described in Section 5(a).  Payment of the exercise price will be made by (i) cash or certified bank check, (ii) delivery of shares of Stock already owned by the Participant, or (iii) any combination of the foregoing.  For purposes of this paragraph, shares of Stock that are delivered in payment of the exercise price will be valued at their Fair Market Value as of the date of the exercise of the Option.

(d)           Withholding.  The Company’s obligation to deliver shares upon the exercise of Options will be subject to applicable federal, state, and local tax withholding requirements.  Unless otherwise determined by the Committee, the Participant may satisfy such obligation, in whole or in part, by electing to have the Company or its Affiliate withhold shares of Stock otherwise issuable to the Participant as a result of the exercise of the Stock Option, or by electing to deliver to the Company already-owned shares of Stock, in either case having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise.  In no event may the Company or its Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant’s election to have shares withheld or to deliver already-owned shares of Common Stock for this purpose shall be made on or before the date the Stock Option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law.  Such election shall be approved by the Committee and otherwise comply with such rules as the Committee may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(e)           Restrictions on Transfer of Option.  Each Option granted under this Plan will be transferable only by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act (“ERISA”), or the rules thereunder.  Except as permitted by the preceding sentence, no Option granted under the Plan or any of the rights and privileges thereby conferred will be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such option, right, or privilege will be subject to execution, attachment, or similar process.  An Option may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative.

6.             Shares of Stock Subject to the Plan.

(a)           General.  There will be reserved and available for issuance upon the exercise of Options granted from time to time under the Plan an aggregate of Two Hundred Thousand (200,000) shares of the Stock.  Such shares may consist, in whole or in part, of authorized but unissued shares of Stock or issued shares that have been reacquired by the Company.  If any shares subject to an Option are not issued because the Option is not exercised, such shares will again be available for distribution in connection with future options.

(b)           Adjustments for Recapitalizations.  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment will be made in the number and option price of shares purchasable pursuant to Section 5(a), in the aggregate number of shares reserved for issuance under the Plan under this Section 6, and in the number and option price of shares subject to outstanding Options granted under the Plan as may be determined to be appropriate by the Board to prevent dilution or enlargement of Option rights granted hereunder, provided that the number of shares subject to any Option will always be a whole number.

7.             Death or Disability of Participant.

(a)           Termination by Death.  If a Participant’s service on the Board or any Subsidiary Board terminates by reason of death, any Stock Option held by such Participant may thereafter be exercised by the legal representative of the Participant’s estate or by any person who acquired the Option by will or the laws of descent and distribution for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.  The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

(b)           Termination by Reason of Disability.  If a Participant’s service on the Board or any Subsidiary Board terminates by reason of Disability, the Participant may exercise such portion of the Option as was exercisable at the date of termination until the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies prior to the expiration of the Option, any unexercised Stock Option held by such Participant will thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

8.             Restrictions on Transfer of Stock.  Unless a registration statement under the Securities Act of 1933 and applicable state securities laws is in effect with respect to Stock to be purchased upon exercise of options to be granted under the Plan, the Company may require that the Participant represent to and agree with the Company in writing that he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell, or otherwise dispose of such shares of Stock.  Further, in the absence of such registration, no shares of Stock acquired pursuant to exercise at an Option may be transferred unless, in the opinion of counsel to the Company, such transfer is in compliance with applicable securities laws, and each certificate representing any shares of Stock issued to a Participant hereunder will have endorsed thereon an appropriate legend referring to the restrictions against transfer.  As a further condition to the issuance of Stock to Participant, Participant agrees to the following:

(a)           Lock-Up Period Limitation.  In the event the Company advises Participant that it plans an underwritten public offering of its Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their rights to the Stock underlying Options, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to Participant pursuant to the Plan or any of the underlying shares of Stock without the prior written consent of the underwriter(s) or its representative(s).

(b)           Blue-Sky Limitation.  In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised Options so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

(c)           Accounting Compliance.  In the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a “transaction”), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an Award pursuant to the Plan to assure compliance with this Section 8.

9.             Amendment of the Plan.  The Board may suspend or terminate the Plan or any portion thereof at any time.  Further, either the Board or the Committee may amend the Plan from time to time as may be deemed to be in the best interests of the Company and its Affiliates; provided, however, that no such amendment, alteration, or discontinuation will be made (a) that would impair the rights of a Nonemployee Director with respect to Options theretofore awarded, without such person’s consent, or (b) without the approval of the shareholders if such approval is necessary to comply with any legal, tax, or regulatory requirement, including any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act.

10.           Applicability of Plan to Outstanding Stock Options.  This Plan will not affect the terms and conditions of any Stock Options currently outstanding to any Nonemployee Director of the Company, nor will it affect any of the rights of any Nonemployee Director to whom such a Stock Option was granted.

11.           Effective Date of Plan.  This Plan was originally effective September 24, 1993.  The restated Plan will become effective upon the date of its adoption by the Board, subject to approval of the shareholders of the Company at the next shareholders’ meeting.

12.           Change in Control Provisions.

(a)           Impact of Event.  All options granted hereunder will become fully exercisable and vested in the event of a “Change in Control” as defined in Section 12(b) or a “Potential Change in Control” as defined in Section 12(c).

(b)           Definition of “Change in Control.”  For purposes of Section 12(a), a “Change In Control” means the happening of any of the following:

(i)            When any “person” as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company or any subsidiary or parent or any employee benefit plan sponsored or maintained by the Company or any subsidiary or parent (including any trustee of such plan acting as trustee), directly or indirectly, becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20 percent or more of the combined voting power of the Company’s then outstanding securities;

(ii)           When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (“Incumbent Directors”) cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period will be deemed to have satisfied such 24-month requirement (and be deemed an Incumbent Director) if such director was elected by, or on the recommendation or, or with the approval of, at least 60% of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 12(b)(ii); or

(iii)          The approval by the shareholders of an acquisition of the Company by an entity other than the Company or a subsidiary or parent through purchase of assets, or by merger, or otherwise.

(c)           Definition of “Potential Change in Control.”  For purposes of Section 12(a), a “Potential Change in Control” means the approval by the Board of an agreement by the Company the consummation of which would result in a Change in Control of the Company as defined in Section 12(b).

13.           Nonexclusivity of the Plan.  The adoption of this Plan will not be construed as limiting the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under this Plan.  Such arrangements may be either generally applicable or applicable only in specific cases.

14.           Miscellaneous.

(a)           Governing Law.  This Plan will be governed by and construed in accordance with the laws of the State of Minnesota, and all terms will be interpreted and construed so that there will not be committed any violation of applicable state or federal securities laws.

(b)           No Additional Rights of Service.  Participation in or eligibility for participation in the Plan does not grant any person any right of service as a Director, and the Company retains the right to terminate service of any Director pursuant to Company’s Articles, Bylaws, and applicable law.

APPROVED and adopted by the Board of Directors of Winmark Corporation as of February 10, 2005.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1. Set the number of directors at seven (7).			☐ For ☐ Against ☐ Abstain

2. Election of Directors:	01 John L. Morgan	05 Kirk A. MacKenzie	Vote FOR Vote WITHHELD
	02 Stephen M. Briggs	06 Paul C. Reyelts	all nominees	from all nominees
	03 William D. Dunlap, Jr.	07 Mark L. Wilson	(except as marked)
04 Jenele C. Grassle

(Instruction: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided at the right.)
Please fold here
3. Amend and restate the Stock Option Plan for Non-employee Directors.		☐ For ☐ Against ☐ Abstain

4. Ratify the appointment of KPMG LLP as independent auditors for the 2005 fiscal year.		☐ For ☐ Against ☐ Abstain

5. In their discretion, upon such other business as may com before the meeting or any adjournment thereof.		☐ For ☐ Against ☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? ☐ Mark box and indicate changes below:

		Dated:		, 2005

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy.
If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

WINMARK CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 4, 2005

4:00 p.m.

Winmark Corporation

Corporate Headquarters

4200 Dahlberg Drive, Suite 100

Minneapolis, MN 55422

Winmark Corporation
4200 Dahlberg Drive Suite 100, Minneapolis, MN 55422	Proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 4, 2005.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint John L. Morgan and Stephen M. Briggs, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.